Exhibit 99.1

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                               MAHASKA AND MIDWEST
                         Six months ended June 30, 1999
                      (in thousands, except per share data)

                                                      Pro Forma
                                                      Acquisition   Pro Forma
                                  Mahaska    Midwest  Adjustments   Consolidated
                                  -------    ------   -----------   ------------
Interest income:
Loans ..........................   $ 7,765   $ 3,772    $   (40)(1)     $11,497
Loan pool participations .......     3,548         0          0           3,548
Bank deposits ..................        51        77          0             128
Federal funds sold .............       174         0          0             174
Investment securities -
  available for sale............       873     1,108          0           1,981
Investment securities - held
  to maturity ..................       367       708        (20)(2)       1,055
Total interest income ..........    12,778     5,665        (60)         18,383

Interest expense:
Deposits .......................     4,647     2,378       (317)(3)       6,708
Federal funds purchased ........         4         0          0               4
FHLB advances ..................       217     1,192        122(4)        1,531
Notes payable ..................       599         0          0             599
Total interest expense .........     5,467     3,570       (195)          8,842
Net interest income ............     7,311     2,095        135           9,541
Provision for losses on loans        1,632        24          0           1,656
Net interest income after
  provision for losses on
  loans ........................     5,679     2,071        135           7,885

Other income:
Service charges ................       617       203          0             820
Data processing ................       101         0          0             101
Other operating ................       224        13          0             237
Investment securities gains
  (losses) .....................         0         7          0               7
Total other income .............       942       223          0           1,165

Other expense:
Salaries and employee benefits .     2,591       651          0           3,242
Occupancy ......................       699       205          0             904
Professional fees ..............       425        42          0             467
Other operating  ...............     1,265       493          0           1,758
Amortization of goodwill and
  other intangibles ............       288         0        249(5,6)        537
Total other expense ............     5,268     1,391        249           6,908
Income before income taxes           1,353       903       (114)          2,142
Income taxes ...................       515       236          0(7)          751
Net income .....................   $   838   $   667    $  (114)        $ 1,391

Earnings per share:
Basic ..........................   $  0.23   $  0.61                    $  0.29
Diluted ........................   $  0.22   $  0.60                    $  0.29

Average weighted shares
  outstanding - basic ..........     3,644     1,099                      4,743
Average weighted shares
  outstanding - diluted ........     3,743     1,112                      4,855

(1) Represents amortization of the loan fair value adjustment for six months using effective yield method.

(2) Represents amortization of the held to maturity security fair value adjustment for six months using estimated useful life of 51 months.

(3) Represents amortization of the deposit fair value adjustment for six months using effective yield method.

(4) Represents amortization of the FHLB advance fair value adjustment for six months using effective yield method.

(5) Represents amortization of the core deposit intangible adjustment for six months using effective yield method over 10 years.

(6) Represents goodwill amortization for six months using straight-line method over 25 years.

7) Represents the income tax effect of the amortization of the purchase accounting adjustments, excluding goodwill, using the current effective tax rate.

                                                                    Exhibit 99.1

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                              MAHASKA AND MIDWEST
                         Six months ended June 30, 1998
                     (in thousands, except per share data)

                                                     Pro Forma
                                                     Acquisition    Pro Forma
                                  Mahaska  Midwest   Adjustments    Consolidated
                                  -------  -------   -----------    ------------
Interest income:
Loans ........................   $ 7,052   $ 3,740   $   (40)(1)     $10,752
Loan pool participations .....     4,655         0         0           4,655
Bank deposits ................        88        41         0             129
Federal funds sold ...........       223         0         0             223
Investment securities -
  available for sale .........       778     1,312         0           2,090
Investment securities -
  held to maturity ...........       476       579       (20)(2)       1,035
Total interest income ........    13,272     5,672       (60)         18,884

Interest expense:
Deposits .....................     4,386     2,463      (317)(3)       6,532
Federal funds purchased ......         1         0         0               1
FHLB advances ................       179     1,117       122(4)        1,418
Notes payable ................       479         0         0             479
Total interest expense .......     5,045     3,580      (195)          8,430
Net interest income ..........     8,227     2,092       135          10,454
Provision for losses on loans        287        24         0             311
Net interest income after
  provision for losses on
  loans ......................     7,940     2,068       135          10,143

Other income:
Service charges ..............       588       171         0             759
Data processing ..............       100         0         0             100
Other operating ..............       169       140         0             309
Investment securities gains
  (losses) ...................        26        97         0             123
Total other income ...........       883       408         0           1,291

Other expense:
Salaries and employee benefits     2,330       704         0           3,034
Occupancy ....................       655       207         0             862
Professional fees ............       249        35         0             284
Other operating ..............       895       477         0           1,372
Amortization of goodwill and
  other intangibles ..........       306         0       249(5,6)        555
Total other expense ..........     4,435     1,423       249           6,107
Income before income taxes ...     4,388     1,053      (114)          5,327
Income taxes .................     1,584       333         0(7)           1,917
Net income ...................   $ 2,804   $   720   $  (114)        $ 3,410

Earnings per share:
Basic ........................   $  0.76   $  0.70                   $  0.72
Diluted ......................   $  0.72   $  0.65                   $  0.68

Average weighted shares
  outstanding - basic ........     3,677     1,032                     4,709
Average weighted shares
  outstanding - diluted ......     3,881     1,102                     4,983

(1) Represents amortization of the loan fair value adjustment for six months using effective yield method.

(2) Represents amortization of the held to maturity security fair value adjustment for six months using estimated useful life of 51 months.

(3) Represents amortization of the deposit fair value adjustment for six months using effective yield method.

(4) Represents amortization of the FHLB advance fair value adjustment for six months using effective yield method.

(5) Represents amortization of the core deposit intangible adjustment for six months using effective yield method over 10 years.

(6) Represents goodwill amortization for six months using straight-line method over 25 years.

(7) Represents the income tax effect of the amortization of the purchase accounting adjustments, excluding goodwill, using the current effective tax rate.

                                                                    Exhibit 99.1

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                               MAHASKA AND MIDWEST
                      Twelve months ended December 31, 1998
                      (in thousands, except per share data)

                                                       Pro Forma
                                                       Acquisition  Pro Forma
                                 Mahaska    Midwest    Adjustments  Consolidated
                                 -------    -------    -----------  ------------
Interest income:
Loans ........................   $ 15,026   $  7,537   $    (77)(1)     $ 22,486
Loan pool participations .....      7,970          0          0            7,970
Bank deposits ................        122        100          0              222
Federal funds sold ...........        338          0          0              338
Investment securities -
  available for sale .........      1,617      2,362          0            3,979
Investment securities -
  held to maturity ...........        893      1,343        (40)(2)        2,196
Total interest income ........     25,966     11,342       (117)          37,191

Interest expense:
Deposits .....................      8,999      4,925       (465)(3)       13,459
Federal funds purchased ......         12          0          0               12
FHLB advances ................        405      2,302        243(4)         2,950
Notes payable ................      1,074          0          0            1,074
Total interest expense .......     10,490      7,227       (222)          17,495
Net interest income ..........     15,476      4,115        105           19,696
Provision for losses on loans       1,179         48          0            1,227
Net interest income after
  provision for losses on
  loans ......................     14,297      4,067        105           18,469

Other income:
Service charges ..............      1,215        376          0            1,591
Data processing ..............        195          0          0              195
Other operating ..............        389        170          0              559
Investment securities gains
  (losses) ...................         58        118          0              176
Total other income ...........      1,857        664          0            2,521

Other expense:
Salaries and employee benefits      4,796      1,349          0            6,145
Occupancy ....................      1,349        423          0            1,772
Professional fees ............        394         84          0              478
Other operating ..............      1,797        954          0            2,751
Amortization of goodwill and
  other intangibles ..........        612          0        483(5,6)       1,095
Total other expense ..........      8,948      2,810        483           12,241
Income before income taxes ...      7,206      1,921       (378)           8,749
Income taxes .................      2,583        549        -55(7)         3,077
Net income ...................   $  4,623   $  1,372   $   (323)        $  5,672

Earnings per share:
Basic ........................   $   1.26   $   1.31                    $   1.20
Diluted ......................   $   1.20   $   1.25                    $   1.15

Average weighted shares
  outstanding - basic ........      3,660      1,048                       4,708
Average weighted shares
  outstanding - diluted ......      3,842      1,102                       4,944

(1) Represents amortization of the loan fair value adjustment for twelve months using effective yield method.

(2) Represents amortization of the held to maturity security fair value adjustment for twelve months using estimated useful life of 51 months.

(3) Represents amortization of the deposit fair value adjustment for twelve months using effective yield method.

(4) Represents amortization of the FHLB advance fair value adjustment for twelve months using effective yield method.

(5) Represents amortization of the core deposit intangible adjustment for twelve months using effective yield method over 10 years.

(6) Represents goodwill amortization for twelve months using straight-line method over 25 years.

(7) Represents the income tax effect of the amortization of the purchase accounting adjustments, excluding goodwill, using the current effective tax rate.

                                                                    Exhibit 99.1

        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

                               MAHASKA AND MIDWEST
                               As of June 30, 1999
                      (in thousands, except per share data)

                                                     Pro Forma
                                                     Acquisition    Pro Forma
                               Mahaska     Midwest   Adjustments    Consolidated
                               -------     --------  -----------    ------------
ASSETS:
Cash and due from bank          $ 8,210     $1,257      $    0         $ 9,467
Interest-bearing deposits
  in banks                          111        814           0             925
Federal funds sold                    0          0           0               0
Cash and cash equivalen         $ 8,321     $2,071           0         $10,392

Investment securities:
Available for sale               27,286     38,685           0          65,971
Held to maturity                 13,507     21,601         143(1)       35,251
Net loans                       174,388     98,794         556(1)      273,738
Loan pool participations         62,446          0           0          62,446
Premises and equipment, net       3,918      2,394           0           6,312
Accrued interest receivable       2,885      1,386           0           4,271
Core deposit intangible             277          0       1,273(1)        1,550
Unamortized goodwill              4,985          0       5,767(2)       10,752
Other assets                      2,456        335           0           2,791
Total assets                  $ 300,469  $ 165,266     $ 7,739        $473,474

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Demand                        $  19,665  $     616     $     0        $ 20,281
NOW and Super NOW                31,582      7,713           0          39,295
Savings                          69,499     26,281           0          95,780
Certificates of deposit         114,402     73,285         665(1)      188,352
Total deposits                  235,148    107,895         665         343,708
Federal funds purchased           2,898          0           0           2,898
Federal Home Loan Bank advances   7,581     44,000      (1,240)(1)      50,341
Notes payable                    14,600          0           0          14,600
Other liabilities                 2,291      1,063       2,025(1)(3)     5,379
Total liabilities               262,518    152,958       1,450         416,926

Shareholders' equity:
Common stock                     19,038         11       5,516(4)       24,565
Capital surplus                       0      1,886      11,184(4)       13,070
Treasury stock at cost           (2,425)         0           0          (2,425)
Retained earnings                21,445     10,375     (10,375)(4)      21,445
Accumulated other comprehensive
  income                           (107)        36         (36)(4)        (107)
Total shareholders' equity       37,951     12,308       6,289          56,548
Total liabilities and share-
  holders' equity              $300,469   $165,266      $7,739        $473,474

Book value per common share    $  10.37   $  11.13                    $  11.87
Tangible book value per share  $   8.93   $  11.13                    $   9.29
Total Shares Outstanding          3,659      1,105                       4,764


(1) Represents the mark-to-market adjustments to reflect the fair value of the Midwest tangible and identifiable intangible assets acquired and the liabilities assumed under the purchase method of accounting. Assets adjusted include investment securities, loans, and core deposit intangible. Liabilities adjusted include certificates of deposit, Federal Home Loan Bank advances. Deferred income tax liabilities have been established relating to these mark-to-market adjustments.

(2) Represents the excess of market value of the Mahaska stock issued to acquire Midwest, plus transaction costs, over the fair value of the tangible and identifiable intangible assets acquired and the fair value of the liabilities assumed under the purchase method of accounting.

(3) Represents the expected costs to effect the merger. These costs are estimated to be approximately $1,07'5,000 which includes $865,000 of transaction costs (including legal, accounting, and investment advisor fees) and $210,000 related to termination of employment agreements. and investment advisor fees) and $210,000 related to termination of employment agreements.

(4) Represents the market value of the Mahaska stock issued to acquire Midwest plus the elimination of Midwest's stockholders' equity under the purchase method of accounting. This adjustment is based on the issuance of 1,105,348 shares of Mahaska common stock at the average market price of the stock ($16.825) during the period immediately preceding and following the public announcement of the merger.